                                                                   Exhibit 10.43

                WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT
                ----------------------------------------------

     THIS WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Waiver and
                                                           ----------------
Amendment"), dated as of January 15, 2001, is entered into by and among ARTESYN
---------
TECHNOLOGIES, INC., a Florida corporation (the "Company"), as a borrower,
                                                -------
ARTESYN CAYMAN LP, a Cayman Islands exempted limited partnership, ARTESYN NORTH AMERICA, INC., a Delaware corporation and ARTESYN TECHNOLOGIES COMMUNICATION PRODUCTS, INC., a Wisconsin corporation, as the initial Subsidiary Borrowers, the financial institutions party to the Credit Agreement, as Lenders and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

                                   RECITALS
                                   --------

     A. The Company, certain Subsidiary Borrowers, the Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of January 23, 2001, as amended and modified by the Waiver and First Amendment to Credit Agreement (the "First Waiver and Amendment") dated as of October 12,
                          --------------------------
2001, and by the Waiver and Second Amendment to Credit Agreement (the "Second
                                                                       ------
Waiver and Amendment") dated as of December 3, 2001 (as it may be further
--------------------
amended, modified or supplemented from time to time the "Credit Agreement"),
                                                         ----------------
pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Company and certain of its Subsidiaries.

     B. The Company has requested that the Lenders waive certain provisions of the Credit Agreement and agree to certain amendments of the Credit Agreement.

     C. The Required Lenders are willing to grant such waivers and to amend the Credit Agreement, subject to the terms and conditions of this Third Waiver and Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, capitalized terms
          -------------
used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2.   Waiver.
          ------

          (a) The Lenders hereby waive (i) performance or observance of the covenants set forth in Sections 6.11, 6.12 and 6.13 of the Credit Agreement (as amended by the First Waiver and Amendment and the Second Waiver and Amendment) solely with respect to the fiscal quarters and Test Periods ending on or nearest September 30, 2001 and December 31, 2001 and (ii) any Default or Event of Default arising pursuant to Section 8.01(b) solely due to the representation set forth in the last sentence of Section 5.05 being remade on or before the Effective Date (as hereinafter defined) in respect of an event or circumstance which constitutes a Material Adverse Effect under clause (a) or (b) of the definition thereof in the Credit Agreement and which Default or Event of Default is a consequence of events or circumstances that occurred prior to the Effective Date (collectively, the "Waived Defaults").
                         ---------------

           (b) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Administrative Agent's or the Lenders' ability to enforce) any Default or Event of Default (other than the Waived Defaults).

     3.    Amendments to Section 1.01 of Credit Agreement.
           ----------------------------------------------

     (i)  Section 1.01 of the Credit Agreement shall be amended by deleting the
          ------------
following definitions in their entirety:

               "Arranger"

               "Consolidated Net Worth"

               "Consolidated Total Indebtedness"

               "First Amendment"

               "Second Amendment"

               "Test Period".

     (ii) Section 1.01 of the Credit Agreement shall be further amended
          ------------

     (a)   by deleting the definition of "Applicable Rate" in its entirety and
                                          ---------------
replacing it with the following:

     "'Applicable Rate' means, for Eurocurrency Loans, 250 basis points per
       ---------------
     annum, and for Base Rate Loans, 150 basis points per annum."

     (b)   by deleting from the definition of "Audited Financial Statements"
                                               ----------------------------
the number "1999" and inserting in lieu thereof the number "2000";

     (c)   by deleting the definition of "Collateral" in its entirety and
                                          ----------
replacing it with the following:

     "'Collateral' means, collectively, (i) all "Collateral", as such term is
       ----------
     defined in any of the Collateral Documents, and (ii) all properties, rights, interests and privileges from time to time subject to the lien and security interests granted to the Administrative Agent for the benefit of the L/C Issuer and the Lenders pursuant to Cash Collateralizations."

     (d)   by deleting the definition of "Consolidated EBITDA" in its entirety
                                          -------------------
and replacing it with the following:

     "'Consolidated EBITDA' means for any period, the Consolidated Net Income
       -------------------
     (or loss) of the Company and its Subsidiaries for such period, adjusted by adding thereto (or subtracting, in the case of a gain) the following amounts to the extent deducted or included, as applicable, when calculating Consolidated Net Income: (a) Consolidated Interest Expense, (b) income taxes, (c) any extraordinary gains or losses, determined in accordance with GAAP, (d) restructuring costs related to plant closures including but not limited to such things as severance of employees, remaining contractual obligations (such as leases) and asset write-offs, the total cash cost of which shall not exceed an additional $12 million from and after January 1, 2002 through the Maturity Date throughout the remaining term of the Loan,
     (e) all amortization expense and/or impairment charges related to goodwill and other intangibles, (f) depreciation, (g) any non-cash gains or losses resulting from the cumulative effect of changes in accounting principles, and (h) legal expenses related to pending legal proceedings and any settlement thereof (up to a maximum of $5 million)."

     (e)   by deleting from the definition of "Continuing Directors" the words
                                               --------------------

"on the date hereof" and inserting in lieu thereof the words "as of January 23, 2001";

     (f)   by deleting the definition of "Default Rate" in its entirety and
                                          ------------
replacing it with the following:

     "'Default Rate' means an interest rate equal to (a) the Base Rate plus (b)
       -------------                                                   ----
     the Applicable Rate plus (c) 2% per annum."
                         ----

     (g)   by inserting into the definition of "Loan Documents " immediately
                                                --------------
after the words "the Pledge Agreement," the words "the Security Agreement, each Mortgage, each Blocked Account Agreement"; and

     (h)   by deleting from the definition of "Swing Line Sublimit" the term
                                               -------------------
"$15,000,000" and inserting in lieu thereof the term "$5,000,000".

     (iii)   Section 1.01 of the Credit Agreement shall be further amended by
             ------------
inserting the following additional defined terms in their respective alphabetical order:

     (a)   "'Aggregate Available Commitment' means, as of any date of
             -------------------------------
     determination, (i) during all periods prior to the reduction of the Aggregate Commitment to $70,000,000 or less in accordance with Section 2.06
                                                                    ------------
     or 2.06A hereof, the sum of $70,000,000 plus the Excess Availability, and
        -----                                ----
     (ii) from and after the date of the reduction of the Aggregate Commitment to $70,000,000 or less, the Aggregate Commitment."

     (b)   "'Blocked Account Agreements' has the meaning specified in Section
             --------------------------                               -------
     4.04(a)."
     -------

     (c)   "'Collateral Documents' means, collectively, the Pledge Agreement,
             --------------------
     the Security Agreement, the Mortgages, the Blocked Account Agreements, and any other documents executed and delivered by the Borrower or a Guarantor granting a lien on its property to secure payment of the Obligations."

     (d)   "'Eligible Working Capital' means as of any date of determination the
             ------------------------
     sum of (a) the amount equal to eighty percent (80%) of the aggregate face amount of Borrowers' and their Subsidiaries' accounts receivable that are not more than sixty days past due from customer payment terms and that have customer payment terms not greater than ninety days plus (b) the amount
                                                         ----
     equal to twenty-five percent (25%) of the book value of Borrowers' raw materials and work-in-process inventory plus (c) the amount equal to sixty
                                             ----
     percent (60%) of the book value of Borrowers' finished goods inventory."

     (e)   "'Escrow Agreement' means that certain Escrow and Cash Collateral
             ----------------
     Agreement, dated as of December 13, 2001, between Artesyn Technologies, Inc., and Bank of America, N.A. , as Escrow Agent."

     (f)   "'Excess Availability' means, as of any date of determination, the
             -------------------
     amount by which Eligible Working Capital in excess of $70,000,000 exceeds the product of (i) Senior Debt (calculated prior to giving effect to any Borrowings requested to be made on such date of determination) in excess of $70,000,000 times (ii) 1.33, provided, however, that Excess Availibility
                 -----
     may never exceed $15,000,000."

     (g)   "'Landlord Consent and Estoppel' means, with respect to any Leasehold
             -----------------------------
     Property, a letter, certificate or other instrument in writing from the lessor under the related lease, reasonably satisfactory in form and substance to Administrative Agent, pursuant to which such lessor agrees, for the benefit of Administrative Agent, (i) that without any further consent of such lessor or any further action on the part of the Loan Party holding such Leasehold Property, such Leasehold Property may be encumbered pursuant to a Mortgage and may be assigned to the purchaser at a foreclosure sale or in a transfer in lieu of such a sale (and to a subsequent third party assignee if Administrative Agent, any Lender, or an Affiliate of either so acquires such Leasehold Property, provided that such assignment shall be in accordance with the terms and provisions of the applicable lease), (ii) that such lessor shall not terminate such lease as a result of a default by such Loan Party thereunder without first giving Administrative Agent notice of such default and at least 30 days to cure any monetary default and at least 60 days to cure any non-monetary default, and (iii) to such other matters relating to such Leasehold Property as Administrative Agent may reasonably request."

     (h)   "'Leasehold Property' means any leasehold interest of any Borrower or
             ------------------
     any Guarantor as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral."

     (i)   "'Mortgage' means a security instrument (whether designated as a deed
             --------
     of trust or a mortgage or by any similar title) executed and delivered by any Borrower or any Guarantor, in form and substance reasonably satisfactory to Administrative Agent, in either case as such security instrument or amendment may be amended, restated, supplemented or otherwise modified from time to time, and shall include an indemnification from environmental claims as to any property owned in fee by any Borrower or
                                             -------------------------------
     Guarantor in favor of the Administrative Agent and the Lenders reasonably
     ----------
     satisfactory to the Administrative Agent and Required Lenders.  'Mortgages'
                                                                      ---------
     means all such instruments, including the Post-Closing Mortgages."


     (j)   "'Post-Closing Mortgages' has the meaning provided in Section 4.05
             ----------------------                              ------------
     hereof."

     (k)   "'Recorded Leasehold Interest' means a Leasehold Property with
             ----------------------------
     respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property. For purposes of this definition, the term "Record Document"
                                                          ---------------
     means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent."

     (l)   "'Security Agreement' has the meaning specified in Section 4.04(a)."
             ------------------                               ---------------

     (m)   "'Senior Debt' means as of any date of determination the Outstanding
             -----------
     Amount of Loans and L/C Obligations."

     (n)   "'Subordinated Indebtedness' means indebtedness in an aggregate
             -------------------------
     amount not to exceed $50,000,000 incurred by the Company from _____________ or its affiliated assigns on terms and conditions (including terms relating to the interest rate, fees, amortization, subordination, covenants, events of default and remedies) satisfactory to the Administrative Agent and the Required Lenders."

     (o)   "'Third Amendment Closing Date' means January [15], 2002."
             ----------------------------


     4.       Additional Amendments to Credit Agreement.

     (i)  Section 2.01 of the Credit Agreement is amended by deleting such
          ------------
Section in its entirety and replacing it with the following:

     "2.01   Committed Loans.  Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Committed
                                                                       ---------
Loan") to one or more Borrowers from time to time on any Business Day during the
----
period from the Closing Date to the Maturity Date, in an aggregate Dollar Equivalent amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided, however, that after giving effect to any
                     --------  -------
Committed Loan, (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Available Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow
                      ------------               ------------
under this Section 2.01.  Committed Loans may be Base Rate Loans or Eurocurrency
           ------------
Rate Loans, as further provided herein."

     (ii) Subsection (a)(i) of Section 2.03 of the Credit Agreement is amended
                               ------------
by deleting from clause (w) thereof the words "Aggregate Commitments" and inserting in lieu thereof the words "Aggregate Available Commitments ".

     (iii) Subsection (i) of Section 2.03 of the Credit Agreement is amended by
                             ------------
deleting therefrom the words "the Applicable Rate" and inserting in lieu thereof the term "2.50% per annum".

     (iv)  Subsection (a) of Section 2.04 of the Credit Agreement is amended by
                             ------------
deleting from clause (i) thereof the words "Aggregate Commitments" and inserting in lieu thereof the words "Aggregate Available Commitments ".

     (v)   Subsection (a) of Section 2.06A of the Credit Agreement is amended
                             -------------
by deleting such subsection in its entirety and replacing it with the following:

              "(a) If the Company or any of its Subsidiaries shall at any time, or from time to time, sell, transfer, lease or otherwise dispose of any of its Property, including as part of a sale and leaseback transaction, or sell or discount (with or without recourse) any of its notes or accounts receivable (or agree to do any of the foregoing), other than a sale of (1) inventory, or (2) obsolete or unneeded equipment in the ordinary course of business in an aggregate amount not to exceed $5,000,000 in book value per year (each, an "Asset Disposition"), then (i) the Company shall promptly
                     -----------------    ----
     notify the Administrative Agent of such Asset Disposition (including the amount of the net proceeds therefrom, calculated exclusive of (x) direct costs relating to such Asset Disposition, excluding amounts payable to the Company, any of its Subsidiaries or any of their Affiliates (y) sale, use or other transactional taxes paid or payable by the Company or its Subsidiaries as a direct result of such Asset Disposition and (z) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the Property which is the subject of such Asset Disposition ("Net Cash Proceeds") to be received
                                             -----------------
     by the Company or such Subsidiary in respect thereof) (an "Asset
                                                                -----
     Disposition Notice"), (ii) the Company shall, promptly upon its receipt
     ------------------
     thereof, deposit such Net Cash Proceeds in a cash collateral account maintained by the Company at First Union National Bank (as to which the Company shall have granted to the Agent and the Lenders a first lien and security interest to secure payment in full of the Obligations) (the "First
                                                                           -----
     Union Account"), and (iii) upon the earlier of (A) the date specified for
     -------------
     such purpose by the Company in the Asset Disposition Notice or (B) five Business Days after receipt of such Net Cash Proceeds by the Company or its Subsidiaries, the Committed Loans shall be prepaid and the Aggregate Commitments shall be automatically and permanently reduced by an amount equal to the amount of such Net Cash Proceeds; provided, however, no
                                                    --------  -------
     prepayment of Committed Loans and no reduction of the Aggregate Commitments shall be required in connection with Asset Dispositions until aggregate Net Cash Proceeds from Asset Dispositions in the First Union Account equals or is greater than $5,000,000, and then all such Net Cash Proceeds shall immediately be applied to prepay the Committed Loans and reduce the Aggregate Commitments in accordance with this paragraph."

     (vi)  Subsection (b) of Section 2.06A of the Credit Agreement is amended by
                            -------------
inserting after the words "such Net Issuance Proceeds by the Company or its Subsidiaries," the words "the Committed Loans shall be prepaid and".

     (vii)  Subsection (c) of Section 2.06A of the Credit Agreement is amended
                              -------------
by inserting after the words "such Net Loss Proceeds by the Company or its Subsidiaries," the words "the Committed Loans shall be prepaid and".

     (viii) Subsection (a) of Section 2.09 of the Credit Agreement is amended
                              ------------
(x) by deleting therefrom the words "the Applicable Rate" and inserting in lieu thereof the term "0.50% per annum", (y) by deleting therefrom the words ", and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect", and (z) by deleting therefrom the words "or during any time when Credit Extensions are restricted in accordance with Section 4(j) of the First Amendment.

     (ix)   Subsection (b) of Section 2.09 of the Credit Agreement is amended
                              ------------
(x) by deleting therefrom the words "the Applicable Rate" and inserting in lieu thereof the term "0.25% per annum" and (y) by deleting therefrom the words "or during any time when Credit Extensions are restricted in accordance with Section 4(j) of the First Amendment.

     (x)    Subsection (b) of Section 2.09 of the Credit Agreement is amended
                              ------------
(x) by deleting the words "( the "Agent/Arranger Fee Letter")" and (y) by
                                  -------------------------
inserting after the words "dated October 24, 2000" the words ", as amended by letter dated January 9, 2002 (as amended, the "Agent/Arranger Fee Letter")".
                                               -------------------------


     (xi)   Subsection (d) of Section 2.09 of the Credit Agreement is amended by
                              ------------
deleting such subsection in its entirety and inserting in lieu thereof the following:

              "(d) Amendment Fees. The Company agrees to pay on the Closing Date
                   --------------
     to the Administrative Agent, for its own account and for the account of all Lenders, an amendment fee equal to .25% of the Aggregate Commitments as of the Third Amendment Closing Date, calculated based on each Lender's Commitment and allocated by the Administrative Agent. Such amendment fee is for the credit facilities committed by the Lenders under this Agreement and is fully earned on the date paid. The amendment fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever."

     (xii) Article IV of the Credit Agreement is amended by adding thereto a new Section 4.04 entitled "Conditions of Credit Extensions Subsequent to Third
    ------------
Amendment Closing Date", as follows:

     "4.04 Conditions of Credit Extensions Subsequent to Third Amendment Closing Date. The obligation of each Lender to honor any Request for Credit Extension on or after the Third Amendment Closing Date is subject to the following conditions precedent:

     "(a)   Each of the Borrowers and the Guarantors shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit K (as
                                                                  ---------
     modified, amended or supplemented from time to time in accordance with the terms hereof and thereof, the "Security Agreement") together with evidence
                                    ------------------
     satisfactory to the Administrative Agent that the Administrative Agent (for the benefit of the Lenders) has a valid first priority security interest in the Collateral identified in the Security Agreement (subject only to

     Liens permitted under Section 7.04 hereof), including (w) blocked account
                           ------------
     agreements required by the Administrative Agent in the form of Exhibit K-1
                                                                    -----------
     (as modified, amended or supplemented from time to time in accordance with the terms hereof and thereof, the "Blocked Account Agreements"), (x) such
                                        --------------------------
     documents duly executed by the Borrower and each Guarantor as the Administrative Agent may reasonably request with respect to the perfection of its security interests in the Collateral (including financing statements under the UCC, patent, trademark and copyright security agreements and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens created by the Security Agreement), (y) copies of UCC search reports as of a recent date listing all effective financing statements that name the Borrower or any Guarantor as debtor, together with copies of such financing statements, and (z) evidence of termination and release of any existing Liens (subject only to Liens permitted under
     Section 7.04 hereof).
     ------------

     "(b)    The Administrative Agent and the Required Lenders shall have been satisfied with the terms and conditions of the Subordinated Indebtedness as of the date of closing thereof and the documents, agreements and instruments relating thereto (including terms relating to the interest rate, fees, amortization, subordination, covenants, events of default and remedies), and the Company shall have received $50,000,000 in cash proceeds from the issuance of the Subordinated Indebtedness.

     "(c)    The parties to the Escrow Agreement shall cause the escrow agent thereunder to deliver all of the monies held in escrow as directed by the Borrowers and shall terminate the Escrow Agreement.

     "(d)    The Outstanding Amount of Loans and L/C Obligations shall have been reduced by prepayment (which prepayment may be made with proceeds of the Subordinated Indebtedness, with the funds released to the Borrowers from the Escrow Agreement (such release of funds not being a required prepayment under Section 2.06A), or otherwise) to $70,000,000, and the Aggregate
           -------------
     Commitments shall have been reduced to $85,000,000."

     (xiii) Article IV of the Credit Agreement is further amended by adding thereto a new Section 4.05 entitled "Conditions Subsequent to Third Amendment
              ------------
Closing Date", as follows:

     "4.05 Conditions Subsequent to Third Amendment Closing Date. The Borrowers covenant that Borrowers shall use their commercially reasonable best efforts to deliver to the Administrative Agent (which shall in no event require the Borrowers or the Guarantors to pay a fee, charge or similar amount as a requirement of obtaining consent), within 90 days after the Third Amendment Closing Date:

            "(i)   Mortgages. Fully executed and notarized Mortgages, in proper
                   ---------
     form for recording in all appropriate places in all applicable jurisdictions, encumbering each item of real property of Borrowers and Guarantors identified on Schedule 4.05 hereto (each a "Post-Closing
                              -------------                 ------------
     Mortgaged Property" and, collectively, the "Post-Closing Mortgaged
     ------------------                          ----------------------
     Properties");
     ----------

     "(ii)     Opinions of Local Counsel. An opinion of counsel (which counsel
               -------------------------
shall be reasonably satisfactory to Administrative Agent and the Required Lenders) in each state in which a Post-Closing Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent and the Required Lenders;

     "(iii)    Landlord Consents and Estoppels; Recorded Leasehold Interests. In
               -------------------------------------------------------------
the case of each Post-Closing Mortgaged Property consisting of a Leasehold Property, (a) a Landlord Consent and Estoppel with respect thereto and (b) evidence that such leasehold property is a Recorded Leasehold Interest;

     "(iv)     Title Insurance. (a) ALTA mortgagee title insurance (fee or
               ---------------
leasehold, as applicable) policies or title commitments therefor (the "Post-
                                                                       -----
Closing Mortgage Policies") issued by one or more title companies reasonably
-------------------------
satisfactory to the Administrative Agent (collectively, the "Title Company")
                                                             -------------
with respect to the Post-Closing Mortgaged Properties designated by Administrative Agent, naming Administrative Agent for the benefit of the Lenders as the insured, in amounts not less than the respective amounts designated in each of the particular Post-Closing Mortgaged Properties, insuring Administrative Agent that the applicable Post-Closing Mortgages create valid and enforceable first priority mortgage Liens on the respective Post-Closing Mortgaged Properties encumbered thereby, subject to all exceptions of record (provided that they do not materially and adversely affect the use of the property in the manner it is currently being used by the Borrower or the Guarantor, as the case may be), which Post-Closing Mortgage Policies shall, to the extent permitted by applicable law, (1) include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent and (2) provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent; and (b) evidence reasonably satisfactory to Administrative Agent that such Credit Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Post-Closing Mortgage Policies and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Post-Closing Mortgage Policies and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages in the appropriate real estate records;

     "(v)      Insurance. Standard fire insurance with extended coverage,
               ---------
without co-insurance, in an amount equal to 100% of the replacement cost of the improvements and single limit comprehensive general liability coverage for not less than $1,000,000, with insurance companies reasonably satisfactory to the Administrative Agent;

     "(vi)     Title Reports. To the extent a Post-Closing Mortgage Policy is
               -------------
not issued, a title report issued by the Title Company with respect to the Post-Closing Mortgage Properties designated by Administrative Agent, dated not more than 120 days prior to January 15, 2002 and satisfactory in form and substance to Administrative Agent;

               "(vii)  Copies of Documents Relating to Title Exceptions. Copies
                       ------------------------------------------------
     of all recorded documents listed as exceptions to title or otherwise referred in the title reports delivered pursuant to Section 4.05(v)."
                                                         ---------------

     (xiv)   Section 5.19 of the Credit Agreement is amended by deleting
             ------------
therefrom the words "On the Closing Date, the Pledge Agreement" and inserting in lieu thereof the words "Each of the Collateral Documents (subject to the provisions of Section 4.05 with respect to certain Collateral Documents created
              ------------
after January 15, 2001)".

     (xv)   Subsection (a) of Section 6.06 of the Credit Agreement is amended
                              ------------
(x) by deleting from the end of clause (ii) thereof the word "and", (y) by renumbering clause (iii) thereof as clause (iv), and (z) by inserting immediately after clause (ii) a new clause (iii), as follows:

               "(iii) within 15 Business Days after the end of each month (A) a consolidated unaudited balance sheet of the Company, and the related statement of income and statement of cash flow, as of the close of such period, all of the foregoing prepared by the Company in reasonable detail in accordance with GAAP (subject only to normal year-end audit adjustments and the absence of footnotes) and certified by the Company's Responsible Officer as fairly presenting the financial condition as at the dates thereof and the results of operations for the periods covered thereby and
     (B) a senior management commentary on each of the foregoing, each in a form satisfactory to the Administrative Agent and the Required Lenders; and".

     (xvi)  Section 6.11 of the Credit Agreement is amended by deleting such
            ------------
Section in its entirety and inserting in lieu thereof the following:

     "6.11 Minimum Liquidity. The Borrowers shall not permit, at the last day of any fiscal quarter, the sum of

     (i) the aggregate amount of unencumbered cash on hand of the Borrowers and their Subsidiaries as of such date plus
                                        ----

     (ii) (a) during all periods in which the Aggregate Commitment is less than or equal to $70,000,000, the amount by which the Aggregate Commitments exceed the Outstanding Amount of Loans and L/C Obligations as of such date, or

          (b) during all periods in which the Aggregate Commitment exceeds $70,000,000, the amount equal to the sum of (x) Excess Availability plus (y) the amount by which $70,000,000 exceeds the
                           ----
              Outstanding Amount of Loans and L/C Obligations as of such date,

to be less than $30,000,000."

     (xvii) Section 6.12 of the Credit Agreement is amended by deleting such
            ------------
Section in its entirety and inserting in lieu thereof the following:

     "6.12 Eligible Working Capital to Senior Debt. The Borrowers shall not permit, (i) at the last day of any fiscal quarter, and (ii) as of the date of any Borrowing and after giving effect to such Borrowing, the ratio of Eligible Working Capital to Senior Debt to be less than 1.0 to 1.0 unless, with respect to the date identified in clause (i) hereto, within three Business Days of the date of the delivery under Section 6.06(b) of the compliance certificate for such fiscal quarter, and with respect to the date identified in clause (ii) hereto, on the date of such Borrowing, the Borrowers prepay the Committed Loans in an amount which, after giving effect to such prepayment, would result in the ratio of Eligible Working Capital to Senior Debt to be equal to or greater than 1.0 to 1.0."

     (xviii) Section 6.13 of the Credit Agreement is amended by deleting such
             ------------
Section in its entirety and inserting in lieu thereof the following:

     "6.13 Cumulative Consolidated EBITDA. The Borrowers shall not permit Consolidated EBITDA for any period set forth below to be less than the amount set forth opposite such period below:



     Period                                               Minimum Cumulative
     ------                                               ------------------
                                                          EBITDA Amount
                                                          -------------
     From January 1, 2002 through September 30, 2002      $ (15,100,000)
     From January 1, 2002 through December 31, 2002       $ (15,100,000)
     From April 1, 2002 through March 31, 2003            $ (15,400,000)
     From July 1, 2002 through June 30, 2003              $  (5,100,000)
     From October 1, 2002 through September 30, 2003      $   3,400,000
     From January 1, 2003 through December 31, 2003       $  10,100,000".


     (xix) Section 6.14 of the Credit Agreement is amended (x) by retitling such
           ------------
Section "Collateral Documents", and (y) inserting, at the beginning of each of subsections 6.14(a) and 6.14(b) thereof, the words "Subject to Section 4.05
                                                               ------------
hereof with respect to the Post-Closing Mortgaged Property,".

     (xx)  Section 7.03 of the Credit Agreement is amended (w) by deleting from
           ------------
the end of clause (f) thereof the word "and", (x) by renumbering clause (g) thereof as clause (h), (y) by inserting immediately after clause (f) a new clause (g), as follows:

     "(g)   the Subordinated Indebtedness; and".

and (z) by deleting clause (d) thereof in its entirety and inserting in lieu thereof the following:

     "(d)   Indebtedness incurred in connection with Capital Leases of the
     Company and its Subsidiaries not to exceed an aggregate amount of $10,000,000 during any calendar year;".

     (xxi) Section 7.04 of the Credit Agreement is amended (x) by renumbering
           ------------
clause (f) thereof as clause (g), and (y) by inserting immediately after clause
(e) a new clause (f), as follows:

     "(f)   the Liens of the Administrative Agent and the Lenders under this
     Agreement and the Security Documents; or".

     (xxii)  Section 7.05 of the Credit Agreement is amended (x) by deleting
             ------------
clause (i) in its entirety, (y) by renumbering clauses (j) and (k) thereof as clauses (k) and (l) respectively, and (y) by inserting immediately after clause
(h) new clauses (i) and (j), as follows:

     "(i)   loans, advances, capital contributions, asset transfers and contributions and other investments in unconsolidated joint ventures not to exceed in the aggregate $10,000,000 per calendar year, provided, however, that in the event such investment is made by a Loan Party and Collateral or the proceeds thereof is used to make such investment, then the Lien of the Administrative Agent and the Lenders in such Collateral shall be deemed released and such Loan Party will pledge its interests in such joint venture under the Pledge Agreement (and shall, if necessary, execute the Pledge Agreement as a Pledgor) as Collateral thereunder;

     "(j)   notwithstanding anything in this Agreement to the contrary, investments in Foreign Subsidiaries solely to the extent permitted under
     Section 7.07 of this Agreement;".
     ------------

     (xxiii) Section 7.05(g) of the Credit Agreement is amended by deleting such
             ---------------
clause in its entirety and by inserting in lieu thereof the following:

     "(g)    acquisitions of all or substantially all of the assets or business of any other Person engaged in the same or similar business as the Company, or of a division of a Person engaged in such a business, or of all or substantially all the Voting Stock of such a Person, or Acquisitions of such a Person, its assets or business, so long as (i) no Default or Event of Default exists or would exist before or after giving effect to such acquisition or Acquisition,
(ii) the Board of Directors or other governing body of such Person whose Property or Voting Stock is being so acquired has approved the terms of such acquisition or Acquisition, (iii) after giving effect to such acquisition or Acquisition, the amount of unencumbered cash of the Borrowers shall be equal to or greater than the Senior Debt, and (iv) the Company has provided to the Administrative Agent and the Lenders such financial and other information regarding the Person whose Property or Voting Stock is being so acquired, including historical financial statements, and a description of such Person, as the Administrative Agent or the Required Lenders has reasonably requested;"

     (xxiv)  Section 7.06 of the Credit Agreement is amended by deleting such
             ------------
Section in its entirety and inserting in lieu thereof the following:

      "7.06 Dividends and Other Shareholder Distributions; Redemptions and Repurchases. The Company shall not declare or pay any dividends or make a distribution of any kind (including by redemption or purchase), other than dividends in the form of the Company's stock, on its outstanding capital stock."

     (xxv)   Section 7.07 of the Credit Agreement is amended by deleting such
             ------------
Section in its entirety and inserting in lieu thereof the following:

      "7.07 Limitations on Asset Transfers to Subsidiaries. Neither the Company nor any Domestic Subsidiary, will convey, sell, lease, assign, transfer or otherwise dispose of (collectively, a "transfer") any of its property,
                                          --------
business or assets (including, without limitation leasehold interests), whether now owned or hereafter acquired, (i) to any Foreign Subsidiary, except in the ordinary course of business and except to Foreign Subsidiaries whose common stock is Collateral under the Pledge Agreement and (ii) to any Domestic Subsidiary other than Domestic Subsidiaries substantially all of whose assets constitutes Collateral."

      (xxvi) Article VII of the Credit Agreement is amended by adding thereto a new Section 7.10 entitled "Capital Expenditures", as follows:
      ------------

      7.10 Capital Expenditures. The Company shall not purchase or make any expenditure for fixed or capital assets (including capitalized leases) in an aggregate amount for all Borrowers in excess of (i) $20,000,000 for the fiscal year ending December 27, 2002, and (ii) $25,000,000 for the fiscal year ending December 26, 2003.

      (xxvii)   Article VII of the Credit Agreement is amended by adding thereto a new Section 7.11 entitled "Subordinated Indebtedness", as follows:
      ------------

      7.11 Subordinated Indebtedness. The Borrowers shall not amend or modify any note, instrument, purchase agreement, other agreement or document identified on Schedule 7.11 hereto in any manner which amends or modifies any of the
   -------------
economic terms, maturity dates or payment dates thereof or which, individually or in the aggregate, materially affects (x) the rights and privileges of the Borrowers or any of their Subsidiaries or (y) the interests of the Administrative Agent and the Lenders under the Loan Documents or in the Collateral.

      (xxviii)  Subsection (c) of Section 8.01 of the Credit Agreement is
                                  ------------
amended by deleting therefrom the words "or Section 4(a), (b), (c), (d), (f),
(g), or (h) of the First Amendment or Section 4(b), (c), (d), or (f) of the Second Amendment ".

      (xxix)    Subsection (h) of Section 8.01 of the Credit Agreement is
                                  ------------
amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

      "(h)  Guaranty and Security.  The Guaranty, any Collateral Document or any
            ---------------------
      provision thereof shall cease to be in full force or effect, or any Borrower, Guarantor, Pledgor or any Person acting by or on behalf of any Borrower, Guarantor or Pledgor shall deny or disaffirm such Borrower, Guarantor or Pledgor's obligations under the Guaranty or any Collateral Document, as the case may be or any default in the due performance or observance of any term, covenant or agreement contained in the Guaranty or any Collateral Document, or default in the due performance or observance of any term, covenant or agreement contained in the Guaranty or any Collateral Document;".

      (xxx)     Section 8.01 of the Credit Agreement is further amended (x) by
                ------------
renumbering clauses (j) as clause (k), (y) by deleting from the end of clause
(i) thereof the word "or", (z) by inserting immediately after clause (i) new clause (j), as follows:

       "(j) Failure of Lien. Any Collateral Document shall for any reason cease
            ---------------
       to create a valid Lien on any of the Collateral purported to be covered thereby or, except as permitted by the Loan Documents, such Lien shall cease to be a perfected and first priority Lien (subject to the Liens permitted under Section 7.04 hereof)or the Borrower or any Guarantor
                       ------------
       shall so state in writing, or".

       (xxxi) Article IX of the Credit Agreement is amended by adding thereto a new Section 9.11 entitled " Concerning the Collateral and the Collateral
      ------------
Documents", as follows:

       9.11 Concerning the Collateral and the Collateral Documents. Without limiting the generality of the foregoing sections of this Article IX, the Agent
                                                          ----------
shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Collateral Documents; (ii) execute and deliver each Collateral Document and accept delivery of each such agreement delivered by any Borrower, any Guarantor or any of their respective Subsidiaries; (iii) act as collateral agent for the Lenders for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated in the Collateral Documents; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents; and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Agent and the Lenders as secured parties with respect to the Collateral under the Collateral Documents relating thereto, applicable law or otherwise.

       (b) Provided that no Event of Default has occurred and is continuing (but subject to the provisions of clause (ii) of this paragraph (b)), each of the Lenders hereby directs, in accordance with the terms hereof, the Agent to release any Lien held by the Agent for the benefit of the Lenders and the Agent hereby agrees that it shall release any such Lien:

                    (i) against all of the Collateral, upon termination of the Commitments and payment and satisfaction in full of all Loans and all other Obligations and which are then due and payable;

                    (ii) against any non-material portion of the Collateral sold or disposed of by the Borrower or a Guarantor (to the extent permitted by this Agreement), provided the Borrowers shall have complied with the provisions of Section 2.06A hereof with respect to the Net Cash
                              -------------
                           Proceeds of such sale or transfer.

Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this subsection, provided that the absence of any such confirmation for whatever reason shall not affect the Administrative Agent's rights under this Section 9.11.
                          ------------

       (xxxii)  Schedule 2.01 of the Credit Agreement is amended by deleting
                -------------
such schedule in its entirety and inserting in lieu thereof the form of schedule attached hereto as Exhibit A.

        (xxxiii) The Credit Agreement is amended (w) by attaching thereto a new Exhibit K in the form of Exhibit B hereto, (x) by attaching thereto a new
---------
Exhibit K-1 in the form of Exhibit C hereto, (y) by attaching thereto a new
-----------
Schedule 4.04 in the form of Exhibit D hereto and (z) by attaching thereto a new
-------------
Schedule 7.11 in the form of Exhibit D-1 hereto.
-------------

        5.   Representations and Warranties.  The Company and each of the other
             ------------------------------
Artesyn Parties hereby represent and warrant to the Administrative Agent and the Lenders as follows:

             (a) No Default or Event of Default (other than the Waived Defaults) has occurred and is continuing.

             (b) The execution, delivery and performance by the Company and the other Artesyn Parties of this Third Waiver and Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. This Third Waiver and Amendment and the Credit Agreement as amended by the First Waiver and Amendment and the Second Waiver and Amendment and as modified by this Third Waiver and Amendment each constitute the legal, valid and binding obligation of the Company and each of the other Artesyn Parties which are parties thereto, respectively, enforceable against them in accordance with their respective terms, without defense, counterclaim or offset.

             (c) None of the Organization Documents of the Company or any of the other Artesyn Parties has been amended or modified since January 23, 2001.

             (d) Other than the last sentence of Section 5.05 of the Credit Agreement, and after giving effect to updated Schedules _______, all representations and warranties of the Company and each of the other Artesyn Parties contained in the Credit Agreement are true and correct in all material respects as of the Effective Date.

             (e) There are no Subsidiary Borrowers other than those Artesyn Parties executing this Third Waiver and Amendment as Subsidiary Borrowers.

             (f) Neither the Company nor any of its Subsidiaries has entered into or incurred any Contractual Obligation which consists of or contains a negative pledge (as defined in Section 4(f) of the First Waiver and Amendment).
                               ------------

             (g) The Company and each of the other Artesyn Parties is entering into this Third Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders, any of their respective Affiliates or any other Person and hereby acknowledge and agree that they are not aware (i) of any claim or cause of action against the Administrative Agent, any Lender or any of their respective Affiliates, directors, officers, agents or employees, arising from or in connection with the Loan Documents or otherwise and (ii) that there are any claims, demands, offsets or defenses at law or in equity that would defeat or diminish the rights and remedies of Administrative Agent or the Lenders under the Loan Documents.

        6.   Effective Date. This Third Waiver and Amendment will become
             --------------
effective as of January 15, 2002 provided that each of the following conditions precedent is satisfied before the close of business on such date (the "Effective
                                                                       ---------
Date"):
----

             (a) The Administrative Agent has received from the Company, the Subsidiaries of the Company party hereto and each of the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Third Waiver and Amendment by no later than 9:00 AM (New York time) on January 15, 2002.

             (b) The Administrative Agent has received from the Company, each of the other Artesyn Parties and each Guarantor a copy of a resolution passed by the board of directors of such corporation (or other evidence satisfactory to the Administrative Agent in the case of such a Person which is not a corporation), certified by the secretary or an Assistant Secretary of such corporation (or such other Person satisfactory to the Administrative Agent in the case of such a Person which is not a corporation) as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Second Waiver and Amendment and/or the Guarantors' Consent, as the case may be.

             (c) The Administrative Agent shall have received from the Company a certificate of a Responsible Officer of the Company dated as of the Effective Date stating that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

             (d) The Administrative Agent shall have received from each of the Guarantors a duly executed original (or, if elected by the Agent, an executed facsimile copy) of a Guarantors' Acknowledgment and Consent in the form attached hereto as Exhibit E (the "Guarantors' Consent").
          ---------       -------------------

             (e) The Administrative Agent shall have received an opinion of counsel to the Borrowers and the Guarantors in form and substance satisfactory to the Administrative Agent and the Required Lenders;

             (f) The Company shall have paid (i) the expenses of the Administrative Agent, the Lenders, their respective attorneys, and the Consultant (as hereinafter defined) payable under Section 8(h) or Section 8(i)
                                                  ------------    ------------
of this Agreement as to which expenses the Borrowers shall have received invoices from the Administrative Agent, (ii) the amounts due and payable under the Agent/Arranger Fee Letter, and (iii) the amendment fee equal to .25% of the Aggregate Commitments as of the Effective Date.

             (g) Each of the Borrowers and the Guarantors shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit
                                                                         -------
B hereto together with evidence satisfactory to the Administrative Agent that
-
the Administrative Agent (for the benefit of the Lenders) has a valid first priority security interest in the Collateral identified in the Security Agreement (subject only to Liens permitted under Section 7.04 of the Credit Agreement), including (w) Blocked Account Agreements required by the Administrative Agent in the form of Exhibit C hereto, (x) such documents duly
                                    ---------
executed by the Borrower and each Guarantor as the Agent may request with respect to the perfection of its security interests in the

Collateral identified in the Security Agreement (including financing statements under the UCC, patent, trademark and copyright security agreements and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens created by the Security Agreement), (y) copies of UCC search reports as of a recent date listing all effective financing statements that name the Borrower or any Guarantor as debtor, together with copies of such financing statements, and (z) evidence of termination and release of any existing Liens (subject only to Liens permitted under Section 7.04 hereof).

             (h) The Administrative Agent shall be satisfied with the terms and conditions of the Subordinated Indebtedness and the documents, agreements and instruments relating thereto (including terms relating to the interest rate, fees, amortization, subordination, covenants, events of default and remedies), and the Company shall have received $50,000,000 in proceeds from the issuance of the Subordinated Indebtedness.

             (i) The parties to the Escrow Agreement shall cause the escrow agent thereunder to deliver the monies held in escrow as directed by the Borrowers and shall terminate the Escrow Agreement.

             (j) The Outstanding Amount of Loans and L/C Obligations shall be reduced by prepayment (which prepayment may be made with proceeds of the Subordinated Indebtedness, with the funds released to the Borrowers from the Escrow Agreement, or otherwise) to $70,000,000, and there shall be no other Obligations (whether for interest, fees, expenses or otherwise) owing under the Existing Credit Agreement, on one Business Day's notice to the Administrative Agent (and in respect of such notice, the Administrative Agent and the Required Lenders hereby waive, on a one time basis, the requirement that such notice be received five Business Days prior to the date of such prepayment).

             (k) The Administrative Agent shall have received an irrevocable notice in the form of Exhibit F hereto from the Company in accordance with
                      ---------
Section 2.06 of the Credit Agreement permanently reducing the Aggregate Commitments to $85,000,000 (and in respect of such notice, the Administrative Agent and the Required Lenders hereby waive, on a one time basis, the requirement that such notice be received five Business Days prior to the date of such reduction).

For purposes of determining compliance with the conditions specified in this
Section 6, each Lender that has executed the Third Amendment and Waiver shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

        7.   Release.  Each of the Borrowers hereby unconditionally and
             -------
irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender
                                                            ---------------
Parties") from any and all claims, demands, causes of
-------
action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the Effective Date of this Third Amendment and Waiver and which were in any manner related to the Loan Documents or the enforcement by the Administrative Agent of rights, remedies or recourses related thereto.

     8.   Miscellaneous.
          -------------

          Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Third Waiver and Amendment. This Third Waiver and Amendment shall be deemed to be a "Loan Document" for all purposes of the Credit Agreement and all other Loan Documents.

          (b) This Third Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Third Waiver and Amendment.

          (c) THIS THIRD WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT
                                                                --------
THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (d) This Third Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

          (e) This Third Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Third Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Third Waiver and Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          (f) If any term or provision of this Third Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Third Waiver and Amendment or the Credit

Agreement or the First Waiver and Amendment or the Second Waiver and Amendment, respectively.

          (g) No Artesyn Party shall include any reference (written or oral) to the Administrative Agent, any Lender or any Loan Document in any public statement, disclosure, filing or press release unless the inclusion of such reference is required by applicable Law (in the reasonable opinion of the Company and its counsel). To the extent any such reference is made none of the Administrative Agent or any Lender shall be deemed to have approved, consented to or otherwise authorized the same, unless such approval, consent or authorization shall be in writing executed by the Administrative Agent and each Lender referred to therein.

          (h) The Company covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all costs and expenses (including reasonable attorneys' fees and allocated costs of in-house counsel) (i) incurred in connection with the development, preparation, negotiation, execution and delivery of this Third Waiver and Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith, (ii) incurred in connection with the retention of PricewaterhouseCoopers LLP (the "Consultant") and representing fees and expenses for services rendered by the
 ----------
Consultant and (iii) any and all other accrued but unpaid amounts due and owing in accordance with Section 11.04 of the Credit Agreement.

     IN WITNESS WHEREOF, the Company and the other Artesyn Parties hereto have caused this Third Waiver and Amendment to be duly executed in the City of New York, New York and the other parties hereto have caused this Third Waiver and Amendment to be duly executed, each as of the date first above written

                              ARTESYN TECHNOLOGIES, INC., as a
                              Borrower

                              By:_______________________________
                                 Name:
                                 Title:

                              ARTESYN NORTH AMERICA, INC., as a
                              Subsidiary Borrower

                              By:_______________________________
                                 Name:
                                 Title:

                              ARTESYN CAYMAN LP, as a Subsidiary
                              Borrower

                              By:  ARTESYN NORTH AMERICA, INC.
                                   General Partner

                                   By:__________________________
                                      Name:
                                      Title:


                              By:  ARTESYN DELAWARE LLC
                                   General Partner

                                   By:__________________________
                                      Name:
                                      Title:

                              ARTESYN TECHNOLOGIES
                              COMMUNICATION PRODUCTS, INC., as a
                              Subsidiary Borrower

                              By:_______________________________
                                 Name:
                                 Title:

                              BANK OF AMERICA, N.A., as
                              Administrative Agent, Lender, L/C Issuer and
                              Swing Line Lender


                              By:_______________________________
                                 Name:
                                 Title:

                              BNP PARIBAS, as a Lender


                              By:_______________________________
                                 Name:
                                 Title:


                              By:_______________________________
                                 Name:
                                 Title:

                              THE BANK OF NEW YORK, as a Lender


                              By:_______________________________
                                 Name:
                                 Title:

                              THE BANK OF NOVA SCOTIA, as a Lender


                              By:_____________________________
                                 Name:
                                 Title:

                              COMERICA BANK, as a Lender


                              By:_____________________________
                                 Name:
                                 Title:

                              DZ BANK DEUTSCHE ZENTRAL-
                              GENOSSENSCHAFTSBANK AG,
                              FRANKFURT AM MAIN,
                              NEW YORK BRANCH (successor by merger
                              to DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK AG), as a Lender


                              By:_____________________________
                                 Name:
                                 Title:


                              By:_____________________________
                                 Name:
                                 Title:

                              FIRST UNION NATIONAL BANK, as a Lender


                              By:_____________________________
                                 Name:
                                 Title:

                              FLEET NATIONAL BANK, as a Lender


                              By:_____________________________
                                 Name:
                                 Title:

                              KEYBANK NATIONAL ASSOCIATION, as a
                              Lender


                              By:_____________________________
                                 Name:
                                 Title:

                              STATE BANK OF INDIA, as a Lender


                              By:_____________________________
                                 Name:
                                 Title:

                              SUNTRUST BANK, as a Lender


                              By:_____________________________
                                 Name:
                                 Title:

                              WACHOVIA BANK, N.A., as a Lender


                              By:_____________________________
                                 Name:
                                 Title: